Item 1: Report to Shareholders

Japan Fund	April 30, 2006

The views and opinions in this report were current as of April 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Japanese stocks continued to advance over the six months ended April 30, 2006, although most of the gains came in the first half of the period. Gains slowed as nearly universal optimism about the speed and duration of Japan’s economic recovery gave way to concerns about corporate governance, higher interest rates, and the impact of changes in monetary policy. The broad equity market as measured by the MSCI Japan Index rose 24.45% over the period. Smaller-capitalization stocks as measured by the TSE Second Section Index were not far behind, although they experienced nearly twice the volatility of larger shares.

PERFORMANCE COMPARISON

We are pleased to report that your fund registered a gain of 20.64% during the six-month period. As shown in the table, the fund lagged its Lipper peer group and its broad MSCI market index for the past six months, while it outpaced the index and slightly lagged the peer group over the past year. Our significant holdings in mid- and small-cap stocks detracted from our performance relative to the MSCI benchmark for the six-month period, as smaller shares pulled back sharply in the first quarter of 2006. Good stock selection in the industrials and business services, materials, and telecommunication services sectors contributed positively to our results relative to the benchmark; the consumer discretionary, financials, and information technology sectors were the largest detractors.

MARKET ENVIRONMENT

Economy
The current Japanese economic recovery, one of the longest in the postwar period, has been driven by an unusual combination of strong overseas demand and a resurgence of domestic growth as savings rates decline and cash-rich businesses resume capital investment. This makes the current expansion stand in contrast to Japan’s past stop-and-go business cycles, which reflected an overreliance on exports that subjected the broader economy to fluctuations in world trade.

The Bank of Japan now considers the economy and banking system to be sufficiently robust that it has begun to withdraw an overly accommodative monetary policy, starting by ending the supply of excess reserves to the banking system. Put simply, the central bank has not only kept interest rates extraordinarily low, it has been pumping money into the economy. Some are concerned that reversing this policy may be a precursor to a rise in interest rates, and the bond market has reacted negatively, lifting long-term rates to nearly 2%. While deflation appears to be abating, it may be too early to predict the return of inflation. The Bank of Japan would like to end its zero-interest policy (designed to keep interest rates close to 0%) by the end of the year, although events may conspire against policymakers.

Corporate profits are at record levels, which until recently has led to a recovery in business spending, and with it increased demand for labor. However, the economy is in its fifth successive year of corporate profit growth, and companies are naturally cautious about extrapolating positive conditions into the future. Forecasts for the current fiscal year are for single-digit profit growth, although we expect upward revisions. Consumer spending has picked up, but with wage levels only beginning to grow in nominal terms, substantial potential remains for additional increases in household spending. Further brightening the outlook, even government spending has been rising recently.

Politics
Prime Minister Koizumi is due to retire in September, and the race to succeed him has prompted a debate about the future course of economic policy. Economic hawks favor an immediate rise in the consumption tax, while doves argue for a radical privatization policy and reductions in government spending to avoid tax increases. We expect the doves to be given the benefit of the doubt, which should help equity prices.

Equity Markets
The best-performing sectors and industries over the period were materials, brokers, real estate, and machinery. Materials stocks benefited from the rising prices of most world commodities and the belief that these increases could be passed on to end customers. The strong performance of the brokerage and real estate industries was due to higher stock market volumes, an increase in merger and acquisition activity, and the solid recovery in central-Tokyo real estate prices.

The worst-performing segments included telecommunication services, transportation, and consumer finance. Investors continued to be leery of telecoms, which have underperformed due to concerns over the likely increase in marketing expenses once consumers are able to keep their phone numbers when changing operators. The high price of oil has weighed on transportation stocks. Within the financials sector, consumer finance companies have suffered due to a probable change in the laws governing the setting of interest rates, which is likely to result in lowering the maximum effective interest rate.

Foreign investors have powered the Japanese market in recent years, and foreign buying peaked at the end of 2005 before subsiding early this year. Domestic institutional investors have remained more circumspect. The sharp decline in the market following the arrest of the directors of a leading Internet company, along with the subsequent 47% fall in the Mothers index of emerging companies, has reduced individual speculation in the equity market.

During the second half of the period, and for the first time in several years, the performance of the largest companies, as represented by the Topix Core 30 Index, has been better than that of the broader and smaller indexes. Although these stocks are not undervalued relative to the rest of the market, their performance has lagged, and thus their recent strong showing can be viewed as a period of “catch-up,” or reversion to the mean. We continue to follow an all-cap strategy, investing in a broader range of companies than the MSCI index. This has resulted in some underperformance so far this year, but we will continue to seek opportunities across the capitalization spectrum as we believe the prospects for growth are not confined to just the largest companies.

PORTFOLIO REVIEW AND STRATEGY

Due to the generally strong market, many of the fund’s top holdings performed well over the past six months and were also among the portfolio’s leading absolute contributors. These included Toyota Motor, Mitsubishi UFJ Financial, Canon, Mizuho Financial Group, Mitsubishi Gas Chemical, real estate firm Leopalace21, and Japan Tobacco. Other major contributors included services company Nissha Printing, consumer finance firm Orix, and semiconductor materials maker Sumco. Major detractors included commercial services provider J Bridge, Internet media firm Livedoor, and consumer finance firm AIFUL. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Our strategy centers on investing in high-quality companies with capable managements and strong long-term growth potential, as we believe these will be the companies that will ensure Japan’s long-term future. We also continue to focus slightly less than one-third of the portfolio on mid- and small-cap growth stocks despite their recent weakness. During the period, we maintained our emphasis on themes in choosing holdings for the fund while taking care to ensure that the portfolio remained broadly diversified across sectors. Our bottom-up stock-picking approach led us to emphasize the following industries and sectors:

Mobile handset components. We have invested in a number of niche parts suppliers to the mobile handset industry, including Nissha Printing and Shin-Etsu Polymer. The companies have a dominant share in the technologies for molding handset bodies and rubber keypads, respectively.

Global autos. As Japanese automobile manufacturers continue to gain global market share, we have invested in a broad range of companies that will benefit from their expansion. In addition to assemblers Toyota Motor and Honda, we have investments in Toyota group trading company Toyota Tsusho, Toyota parts supplier Jtekt, and automobile machinery company Toshiba Machine.

Materials. The potential of the materials sector remains an important theme. As a resource-poor country, Japan has been forced to invest overseas to ensure its energy security. We have exposure to leading trading companies and resource investor Mitsubishi Corporation. Japan is also a leader in the manufacturing of “picks and shovels” as represented by seamless pipe manufacturer Sumitomo Metal Industries and construction equipment maker Komatsu. Among smaller companies, we have invested in Asahi Pretec, a recycler of precious metals and industrial wastes.

Specialty retailing. We have exposure to this industry through electronic goods retailer Edion, casual ladies wear retailer Point, and media renter and reseller Culture Convenience Club.

Gaming. We consider this to be an area for potential long-term growth as restrictions are gradually eased in this industry. We have holdings in slot machine manufacturers Sankyo-Gunma and Aruze (which is also the leading shareholder in Wynn Resorts) and software company Daikoku Denki.

OUTLOOK

The Japanese economy and Japanese corporations have staged a remarkable recovery over the last few years. Monetary policy is about to be normalized, and the political debate has turned toward solving the country’s longer-term demographic and fiscal problems. As with any transition, there are likely to be periods of uncertainty and, indeed, the market has underperformed its developed country peers so far in 2006. We expect global economic growth to remain supportive of Japanese equities, and domestically orientated growth companies should also continue to perform well despite a higher interest rate environment. We will continue to search for companies that are able to profit from the opportunities that a changing Japan provides.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 19, 2006

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI Japan Index: Tracks the performance of the broad Japanese stock market.

TSE First Section Index: Tracks the performance of larger companies on the Tokyo Stock Exchange.

TSE Second Section Index: Tracks the performance of smaller and newly listed companies on the Tokyo Stock Exchange.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
JAPAN 94.0%		
COMMON STOCKS 94.0%		
Consumer Discretionary 19.1%		
Aruze	255,600	6,257
ASICS	614,000	7,496
Culture Convenience Club (1)	545,900	6,876
Edion	225,900	5,470
Gentosha	441	3,178
Honda	127,600	9,073
Japan General Estate (1)	165,700	3,109
Kyoritsu Maintenance	81,600	3,227
Modec (1)	184,600	5,111
Nissen	338,900	5,317
Point (1)	73,680	5,220
Press Kogyo	583,000	3,218
Rakuten	9,928	8,028
Sankyo-Gunma	124,900	8,870
Sanyo Shokai (1)	571,000	5,039
Sumitomo Rubber Industries (1)	273,900	3,919
Take & Give Needs (1)	2,327	3,538
Toyota Motor	647,600	37,908
Total Consumer Discretionary		130,854
Consumer Staples 2.2%		
Japan Tobacco	3,696	14,878
Total Consumer Staples		14,878
Energy 1.5%		
Inpex Holdings (2)	700	6,399
Nippon Mining	451,000	4,174
Total Energy		10,573
Financials 24.9%		
Atrium (2)	41,400	4,294
Bank of Kyoto	581,000	6,736
Daiwa Securities Group	590,000	8,188
DaVinci Advisors (1)(2)	4,487	5,009

Leopalace21	258,200	10,076
Mitsubishi UFJ Financial	2,367	37,240
Mitsui Trust Holdings	611,000	8,447
Mizuho Financial Group	2,321	19,808
ORIX	23,500	7,064
SBI Holdings (1)	9,490	4,838
Shinsei Bank	1,266,000	8,868
Sumitomo Mitsui Financial	2,430	26,697
Sumitomo Trust & Banking	812,000	8,650
T&D Holdings	108,000	8,287
Tokyo Star Bank	1,787	6,612
Total Financials		170,814
Health Care 4.9%		
Astellas Pharma	151,300	6,317
Nihon Kohden	256,300	4,505
Takeda Chemical Industries	129,200	7,904
Terumo (1)	201,200	7,215
Tsumura (1)	280,000	7,457
Total Health Care		33,398
Industrials & Business Services 18.3%		
Aeon Mall	70,000	3,507
Asahi Pretec	155,400	5,627
BSL (1)	1,941,000	3,395
ITOCHU	603,000	5,480
Jtekt (1)	389,500	8,404
Keihin Electric Express Railway (1)	775,000	6,362
Komatsu	370,000	7,919
Mitsubishi	447,100	10,826
Mitsubishi Electric	1,005,000	8,754
Mitsui	572,000	8,652
Nichias (1)	473,000	3,563
Nissha Printing	183,000	7,415
OSG	259,500	5,508
Ryobi	612,000	4,561
Toshiba Machine (1)	420,000	5,024

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $610,526)	$ 718,377
Affiliated companies (cost $27,375)	27,375
Total investments in securities	745,752
Receivable for investment securities sold	12,463
Dividends and interest receivable	2,737
Receivable for shares sold	1,361
Cash	26
Foreign currency (cost $20)	20
Other assets	7,510
Total assets	769,869
Liabilities	
Obligation to return securities lending collateral	74,418
Payable for investment securities purchased	1,347
Payable for shares redeemed	773
Investment management fees payable	451
Due to affiliates	20
Other liabilities	7,607
Total liabilities	84,616
NET ASSETS	$ 685,253
Net Assets Consist of:	
Undistributed net investment income	$ 1,310
Undistributed net realized loss	(8,247)
Net unrealized gain	107,915
Paid-in capital applicable to 55,961,765 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	584,275
NET ASSETS	$ 685,253
NET ASSET VALUE PER SHARE	$ 12.25

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Japan Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in the common stocks of companies located (or with primary operations) in Japan.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that both the NYSE and the Tokyo Stock Exchange are open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $158,000 for the six months ended April 30, 2006.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2006, the value of loaned securities was $70,878,000; aggregate collateral consisted of $74,418,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $708,190,000 and $432,138,000, respectively, for the six months ended April 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2006.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2005, the fund had $25,312,000 of capital loss carryforwards that expire in fiscal 2010, and $439,000 that expire in fiscal 2011.

At April 30, 2006, the cost of investments for federal income tax purposes was $637,901,000. Net unrealized gain aggregated $107,915,000 at period-end, of which $111,963,000 related to appreciated investments and $4,048,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2006, expenses incurred pursuant to these service agreements were $34,000 for Price Associates, $201,000 for T. Rowe Price Services, Inc., and $10,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2006, the fund was allocated $22,000 of Spectrum Funds’ expenses, of which $12,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2006, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $783,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2006, and October 31, 2005, was $27,375,000 and $26,196,000, respectively.

As of April 30, 2006, T. Rowe Price Group, Inc.; and/or its wholly owned subsidiaries owned 145,214 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager), and the investment subadvisory contract (Subadvisory Contract) between the Manager and T. Rowe Price Global Investment Services, Inc. (Global). The Board considered a variety of factors in connection with its review of the Contract and the Subadvisory Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager and by Global. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and Global.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board was provided with detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates, including Global) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates (including Global) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was generally above the median of comparable funds but that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable. The Board also reviewed the fees paid by the Manager to Global under the Subadvisory Contract and concluded that the fees paid were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. The Board also approved the continuation of the Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decisions. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 15, 2006